Exhibit 32(b)

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of RARE Hospitality International, Inc. (the “Company”) on Form 10-K for the period ended December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Douglas Benn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ W. Douglas Benn
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W. Douglas Benn
Chief Financial Officer
March 12, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to RARE Hospitality International, Inc. and will be retained by RARE Hospitality International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request